Exhibit 10.2

IN ACCORDANCE WITH ITEM 601(A)(5) OF REGULATION S-K, ZEVRA THERAPEUTICS, INC. HAS OMITTED CERTAIN EXHIBITS TO THIS AGREEMENT, MARKED BY [*****], BECAUSE ZEVRA THERAPEUTICS, INC. HAS DETERMINED THAT SUCH INFORMATION (I) DOES NOT CONTAIN INFORMATION MATERIAL TO AN INVESTMENT OR VOTING DECISION AND (II) IS NOT OTHERWISE DISCLOSED IN THIS AGREEMENT OR KEMPHARM, INC.’S OTHER SEC FILINGS.

EXECUTION VERSION

LOAN PURCHASE AGREEMENT

THIS LOAN PURCHASE AGREEMENT (this “Agreement”) is entered into this 30th day of August, 2023, by and between ZEVRA THERAPEUTICS, INC., a Delaware corporation or its assignee or designee (“Purchaser”), and NANTAHALA CAPITAL MANAGEMENT, LLC, a Massachusetts limited liability company (“Agent”), NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP, a Massachusetts limited partnership, NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP, a Delaware limited partnership, NCP RFM LP, a Delaware limited partnership, BLACKWELL PARTNERS LLC – SERIES A, one of the series of a Delaware limited liability company, PINEHURST PARTNERS, L.P., a Delaware limited partnership, CEOF HOLDINGS LP, a Delaware limited partnership, CORBIN PRIVATE CREDIT MANAGER FUND II, L.P., a Cayman Islands exempted limited partnership, and CORBIN TLP FUND I, L.P., a Delaware limited partnership (each, a “Seller” and collectively, “Sellers”).

BACKGROUND

A. ACER THERAPEUTICS INC., a Delaware corporation (“Borrower”), entered into that certain Credit Agreement (the “Credit Agreement”), dated as of March 4, 2022 and subsequently amended on August 19, 2022, January 30, 2023, and May 12, 2023, with SWK FUNDING LLC, a Delaware limited liability company (“SWK”), and the lenders party thereto, wherein SWK was the agent of such lenders, which provided for an initial term loan in the original principal amount of $6,500,000.00, along with a subsequent term loan in the original principal amount of $7,000,000.00, which resulted in an aggregate outstanding principal balance, as of January 30, 2023, of $13,942,382.20 (such advances collectively, along with any “PIK Amounts” (as defined in the Credit Agreement) capitalized into the loan pursuant to Section 2.6.2 of the Credit Agreement, the “Loan”). The Credit Agreement, together with any Notes (as defined in the Credit Agreement), any subordination agreements, the Collateral Documents, any intercreditor agreement entered into in connection with the Loan from time to time, and all documents, instruments and agreements delivered in connection with the foregoing, all as amended, modified, supplemented, substituted, extended or renewed from time to time, are referred to collectively as the “Loan Documents”. All capitalized terms used in this Agreement and not defined herein, have the meanings ascribed to such terms in the Loan Documents.

B. Agent entered into that certain Loan Purchase Agreement, dated as of June 16, 2023 (the “SWK LPA”), pursuant to which SWK sold all of its right, title and interests in and to the Loan and the other Loan Assets (as defined therein) to Agent, and Agent purchased and assumed all of SWK’s right, title and interests in and to the Loan and such other Loan Assets.

C. As collateral security for Borrower’s obligations under the Loan Documents, Borrower granted to the Agent certain liens and security interests in the collateral described in the Loan Documents.

D. Purchaser desires to purchase, and Sellers desire to sell, all of Sellers’ right, title and interest in and to the Loan, and all documents and instruments executed and delivered in connection therewith, including, without limitation, the Credit Agreement and the other Loan Documents and other documents identified on Exhibit A annexed hereto, but expressly excluding any and all warrants to purchase stock issued by Borrower in favor of SWK (collectively the “Loan Assets”).

NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements herein contained, Seller and Purchaser, intending to be legally bound hereby, agree as follows:

TERMS

1. Agreement to Sell and Purchase Loan. Sellers agree to sell, and Purchaser agrees to purchase, the Loan Assets, pursuant to the terms of this Agreement.

2. Purchase Price. The purchase price for the Loan Assets shall be Seventeen Million Five Hundred Thousand and 00/100 Dollars (US $17,500,000.00) (the “Purchase Price”), which shall be paid in the form of (i) $12,000,000 in cash on the Closing Date (as defined below) (the “Cash Consideration”), (ii) 98,683 shares (the “Initial Consideration Shares”) of Purchaser’s common stock, par value $0.0001 per share (the “Common Stock”), which shall be issued in the manner set forth in Section 7.B.3 below, and (iii) a secured promissory note payable by Purchaser to Seller in the original principal amount of $5,000,000 maturing on the third anniversary of the Closing Date (the “Seller Note”) in the form annexed hereto as Exhibit E. The Initial Consideration Shares, together with any shares of Common Stock that may become issuable, or will be issued, pursuant to the Seller Note are collectively referred to herein as the “Shares”) and are being issued in a transaction exempt from the registration requirement of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

3. Assignment Agreement. For the avoidance of doubt, and notwithstanding anything set forth in the Credit Agreement to the contrary, this Agreement shall replace and negate the need for an Assignment Agreement in the form of Exhibit A to the Credit Agreement.

4. Reserved.

5. Reserved.

Loan Purchase Agreement

6. Closing. The closing and consummation of this transaction (the “Closing”) shall take place concurrently with the execution and delivery of this Agreement and the simultaneous closing of that certain Note Purchase Agreement, dated as of the date hereof, between Purchaser and Agent, which shall be an express condition to the Closing of this Agreement (the “Closing Date”). On the Closing Date, Purchaser shall (i) pay to Sellers the Cash Consideration, in immediately available funds, that is cash or by wire transfer, (ii) cause the Initial Consideration Shares to be issued to the Seller in the manner set forth in Section 7.B.3 below, and (iii) execute and deliver to Agent (for the benefit of Sellers) the Seller Note, and Sellers shall absolutely sell, transfer, assign, set over and convey to Purchaser, without recourse, warranty or representation other than expressly set forth herein, Sellers’ right, title and interest in and to the Loan and the Loan Assets.

7. Items Delivered.

A. At the Closing, Sellers shall:

1. Deliver to Purchaser an Assignment and Acceptance Agreement (the “Assignment”) in the form annexed hereto as Exhibit B;

2. Deliver to Purchaser the originals, if any, of the Loan Documents identified on Exhibit A (collectively, the “Loan Documents”);

3. Deliver to Purchaser evidence that Agent resigned as Agent under the Credit Agreement effective as of the Closing Date, and designated Purchaser as successor agent, and with such notice to have been delivered to Borrower and Lenders in compliance with all contractual obligations or legally waived; and

4. Execute and deliver to Purchaser a Registration Rights Agreement (the “Registration Rights Agreement”) in the form annexed hereto as Exhibit F

B. At the Closing, Purchaser shall:

1. Be authorized to file a UCC Financing Statement Amendment (assignment), assigning to Purchaser UCC Financing Statement #2022-1933415 filed in favor of Seller (as successor by assignment to SWK) with the Delaware Secretary of State and covering the Collateral;

2. Pay to Sellers, via wire transfer as per wire transfer instructions set forth in Exhibit D annexed hereto, the Cash Consideration;

3. Deliver to Seller a copy of the duly executed irrevocable instructions to Computershare Trust Company, N.A. (the “Transfer Agent”), instructing the Transfer Agent to issue to Seller, in book-entry form, a number of shares of Common Stock equal to the aggregate number of Initial Consideration Shares that Seller is acquiring on the Closing Date;

4. Execute and deliver to Agent (for the benefit of Sellers) the Seller Note; and

Loan Purchase Agreement

5. Deliver to Sellers a duplicate original of the Assignment, counter-executed by Purchaser.

C. On or before the fifteenth (15th) day following the execution of this Agreement, Sellers and Purchaser shall enter into and deliver to the counterparties thereto a stockholders agreement in a form mutually agreed by Sellers and Purchaser.

8. Representations and Warranties of each Seller. Each Seller hereby represents and warrants to Purchaser as of the Closing Date, severally and not jointly, with respect to itself that:

8.1 Organization/Good Standing. Such Seller is a limited liability company or limited partnership, as applicable, formed and existing under the laws of the jurisdiction in which it is organized.

8.2 Ownership of Loan Assets. Agent is the agent for lenders (“Lenders”). Such Seller is the sole owner and holder of its proportionate share of the Loan Assets as set forth on the attached Exhibit D and all rights arising therefrom, and, as such, such Seller has all requisite authority to execute this Agreement and to consummate the sale of its proportionate share of the Loan Assets in accordance herewith.

8.3 Documents Valid and Binding. This Agreement and all assignments and other documents executed by such Seller in connection with this transaction (collectively, the “Transfer Documents”), when duly executed and delivered by such Seller, will constitute valid and legally binding obligations of such Seller and will be enforceable against such Seller in accordance with their terms, except as enforcement might be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). No approvals or consents of any person or entity not previously obtained are required in order for such Seller to enter into this Agreement and to perform its obligations under this Agreement.

8.4 Noncontravention. The execution and delivery of the Transfer Documents by such Seller and the performance by such Seller of its obligations thereunder do not and will not conflict with or constitute a breach of or result in a violation of the formation documents of such Seller, any agreement or other instrument to which such Seller is a party or by which such Seller is bound or any order of any court of competent jurisdiction or governmental agency.

8.5 Prior Endorsements. Such Seller has not endorsed any notes or granted, assigned, transferred, set over, or negotiated any of the Loan Assets to any other party.

8.6 Encumbrances on the Loan. Such Seller will sell the Loan Assets to Purchaser free and clear of all liens and encumbrances made by such Seller.

8.7 Loan Balance. Exhibit C annexed sets forth the outstanding amount of the Obligations owing to Sellers as of the Closing Date.

Loan Purchase Agreement

8.8 Secured Obligations. The Loan, any Notes and the Loan Agreement are secured by a valid enforceable lien (“Lien”) over all or substantially all the assets of the Borrower, and the Lien has been duly perfected under applicable laws.

8.9 No Offset/Adverse Claim. To the best of such Seller’s knowledge, there are no defenses, offsets, claims, causes of action, counterclaims or deductions that Borrower or any other person may have with respect to the Loan Assets.

8.10 All Documents. Attached hereto as Exhibit A is a complete copy of the Loan Documents. Other than the documents attached in such exhibit and the SWK LPA, no document exists that alters, amends or waives any right that such Seller holds under the Loan Assets.

8.11 Intercreditor Agreement. Such Seller is not aware of the existence of any claims against it under the letter agreement dated March 4, 2022 by and between SWK; MAM Aardvark, LLC; Marathon Healthcare Finance Fund, L.P.; and Borrower (as amended, the “Subordination Agreement”), and has taken no action that would invalidate or void the Subordination Agreement, and is aware of no defaults or breaches by any party under the Subordination Agreement, which Subordination Agreement remains in full force and effect as to all parties thereto.

8.12 Investment for Own Account. Such Seller is acquiring the Shares for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, such Seller does not agree to hold any of the Shares for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

8.13 Transfer Restrictions; Legends. Such Seller understands that (i) the Shares have not been registered under the Securities Act or applicable state securities laws; (ii) the Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Purchaser’s reliance upon the statements and representations made by such Seller in this Agreement, and that the Shares must be held by such Seller indefinitely, and that such Seller must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; and (iii) each certificate representing the Shares will be endorsed with the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION, AN AVAILABLE EXEMPTION THEREFROM, OR A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR UNDER THE

Loan Purchase Agreement

SECURITIES LAWS OF ANY STATES. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(iv) The Purchaser will instruct any transfer agent not to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Purchaser. Notwithstanding any of the foregoing to the contrary, certificates shall not contain any legend (including the legend set forth in clause (iii) above): (A) while a registration statement covering the resale of the Shares is effective under the Securities Act, (B) following any sale of such Shares pursuant to Rule 144, or (C) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall, at its expense, take all necessary actions to direct the transfer agent to effect the removal of the legend hereunder.

8.14 Financial Sophistication; Due Diligence. Such Seller has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement. Such Seller has, in connection with its decision to purchase the Shares, relied only upon the representations and warranties contained herein and the information contained in the documents filed by the Purchaser with the SEC. Further, such Seller has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Purchaser, concerning the terms and conditions of the investment and the business and affairs of the Purchaser, as such Seller considers necessary in order to form an investment decision.

8.15 Accredited Investor Status. Such Seller is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

8.16 Residency. Such Seller is organized under the laws of the state set forth beneath such Seller’s name on the signature page attached hereto, and its principal place of operations is in the state set forth beneath Seller’s name on the signature page attached hereto.

8.17 General Solicitation. Such Seller is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement.

8.18 No Investment, Tax or Legal Advice. Such Seller understands that nothing in the documents filed by the Purchaser with the SEC, this Agreement, or any other materials presented to such Seller in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Seller has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

Loan Purchase Agreement

8.19 Additional Acknowledgement. Such Seller acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person.

Except as set forth herein, neither such Seller, nor any of its affiliates or associates, makes any further representation or warranty with respect to the Loan, the Loan Assets or the loan sale provided for in this Agreement.

9. Limitation of Damages. In no event shall either party be liable to the other for any consequential, incidental, special, or punitive damages.

10. Non-Recourse, Disclaimer of Warranties. EXCEPT FOR THOSE WARRANTIES AND REPRESENTATIONS SET FORTH IN SECTION 8 HEREOF, NEITHER SELLER NOR ANY MEMBER, OFFICER, DIRECTOR, BANK GROUP MEMBER, OFFICIAL, AGENT, EMPLOYEE AND ATTORNEY OF SELLER, AND NONE OF THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS HAS MADE ANY REPRESENTATIONS OR WARRANTIES TO PURCHASER, ITS EMPLOYEES, AGENTS OR OTHER REPRESENTATIVES, EITHER EXPRESS OR IMPLIED, PARTICULARLY, BUT WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, REGARDING (A) THE COLLECTABILITY OF THE LOAN, (B) THE CREDITWORTHINESS OF BORROWER, GUARANTOR OR ANY OTHER OBLIGOR OF THE LOAN, (C) THE VALUE OF ANY COLLATERAL SECURING PAYMENT OF THE LOAN, (D) THE FREEDOM OF ANY COLLATERAL FOR THE LOAN FROM LIENS AND ENCUMBRANCES, IN WHOLE OR IN PART, OR (E) THE GENUINENESS OF ANY SIGNATURES OTHER THAN THOSE OF SELLER. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE LOAN SOLD TO PURCHASER UNDER THIS AGREEMENT IS SOLD AND TRANSFERRED “AS IS, WITH ALL FAULTS,” WITHOUT RECOURSE, REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED.

Without limiting the generality of the foregoing, Purchaser recognizes that Borrower is in default under the Loan Documents for, amongst other reasons, failing to make monetary payments when due and failing to abide by financial covenants.

11. Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents and warrants to Seller that:

11.1 Organization/Good Standing. Purchaser is a corporation duly formed and organized, validly existing and in good standing under the laws of the State of Delaware.

Loan Purchase Agreement

11.2 Authority. Purchaser has all requisite authority to enter into and perform this Agreement and has complied with all laws, rules, regulations, charter provisions, articles, bylaws or agreement to which it is bound or may be subject.

11.3 Enforceability. This Agreement, when duly executed and delivered, will be the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

11.4 Noncontravention. Purchaser’s performance of its duties and obligations under this Agreement will not conflict with, result in a breach of or default under, or be adversely affected by, any agreements, instruments, decrees, judgments, injunctions, orders, writs, laws, rules or regulations, or any determination or award of any arbitrator to which Purchaser is a party or by which it is bound.

11.5 Decision to Purchase. Purchaser has reviewed all documents, all collateral for the Loan, and all related information and such other documents and information it determines appropriate, or has had an adequate opportunity to do so, and has made its bid and decision to buy the Loan and the Loan Assets based upon its own independent evaluation of the Loan, the Loan Assets, the files related thereto and financial information relating to Borrower and any guarantor, if any, and the collateral for the Loan including, without limitation, any appraisal or other assessment of the collateral for the Loan, independently obtained by Purchaser, and has not relied upon any oral or written statement made by any member, officer, director, official, agent, employee, attorney or other representative of Seller, or any of Seller’s agents, attorneys or representatives, except as expressly set forth in this Agreement. Purchaser is a sophisticated investor and understands the nature and effect of the transaction referred to herein. Purchaser has made such independent investigations as it deems to be warranted into the nature, legality, genuineness, sufficiency, validity, enforceability, collectability and value of the Loan and the collateral for the Loan, performed all studies and investigations that it deems appropriate with respect to any collateral for the Loan and investigated all other facts it deems material to its purchase, and Purchaser is entering into this transaction solely on the basis of such investigations and Purchaser’s own judgment.

11.6 Seller’s Information. Purchaser is not acting in reliance on any representation or warranty made, or information furnished by Seller, or any of its members, officers, directors, bank group members, officials, agents, employees, attorneys, representatives, or independent contractors except as expressly set forth in this Agreement.

11.7 Loan Not a Security. The sale and purchase of the Loan contemplated by this Agreement does not constitute the sale of a “security” or “securities” within the meaning of any applicable securities laws or regulations.

11.8 Investment Risk. Purchaser acknowledges, understands, and agrees that the acquisition of loans such as the Loan involves a high degree of risk and is suitable only for persons or entities of substantial financial means who/which have no need for liquidity and who/which can hold the Loan indefinitely and bear the partial or entire loss of the value of the Loan.

Loan Purchase Agreement

11.9 Business and Financial Experience. Purchaser has knowledge and experience in financial and business matters which enables Purchaser to evaluate the merits and risks of the transaction contemplated hereby.

11.10 Brokers. Purchaser and Sellers are not aware of the existence of any agreement that would result in the imposition of an obligation upon either party to pay a broker or any other party (other than Canaccord Genuity Group Inc. (“Canaccord”), whose commission or fee is solely the responsibility of Purchaser) a commission or similar fee on account of the sale provided for herein. Purchaser shall indemnify and defend Sellers and Agent for any commission, fee or financial renumeration sought by Cannacord or any other broker claiming such item through its arrangement with Purchaser.

11.11 Assignment. Purchaser acknowledges the Assignment does not constitute an endorsement of any instrument or instruments among the Loan Documents, and Purchaser has no right to the unqualified endorsement of Seller to any such instrument.

11.12 Diligence. Purchaser represents and warrants to Sellers that (a) it is a sophisticated party with respect to this transaction, (b) it has, or has access to, such information as it deems appropriate under the circumstances concerning the business and financial condition of Borrower to make an informed decision about the transaction, and (c) it made its own analysis and independent decision to enter into the transaction without reliance on the other party and based on such information as it has deemed appropriate, except the express representations, warranties, covenants, agreements, and indemnities made by Sellers herein. Purchaser acknowledges that Sellers have not given it any investment advice or opinion on whether the transaction is prudent.

12. Notification of Obligor. Promptly after the Closing Date, Purchaser shall notify Borrower that the Loan Assets have been sold to Purchaser and that all payments on and communications regarding the Loan should be sent to Purchaser as such address as Purchaser shall notify Borrower.

13. Covenants of Purchaser.

13.1 Informational Tax Reporting. Upon and after the Closing Date, Purchaser agrees to assume all obligations with respect to federal and state income tax informational reporting related to the Loan Assets, including filing Forms 1099 and 1098 and back-up withholding with respect to the calendar year in which the Closing occurs and thereafter. Purchaser shall cooperate with Sellers to the extent necessary to allow Sellers to fulfil their obligations with respect to such informational reporting for the Loan for the period prior to the Closing Date.

13.2 Collection and Servicing Practices. Purchaser agrees not to violate any law relating to unfair collection practices in connection with the Loan Assets and agrees to service the Loan after the Closing Date in accordance with all applicable laws, rules and regulations. Purchaser agrees to indemnify Agent and each Seller, defend Agent and each Seller and their respective

Loan Purchase Agreement

members, officers, directors, bank group members, officials, agents, employees, attorneys, representatives and hold Seller and its members, officers, directors, bank group members, officials, agents, employees, attorneys, representatives harmless from and against any and all claims, demands, losses, damages, penalties, fines, forfeitures, judgments, legal fees and other costs, fees and expenses at any time incurred by Agent or any Seller as a result of (a) Purchaser’s breach of the covenant set forth is this Section 13.2 or (b) any act or omission of Purchaser resulting in any claim, demand or assertion that Agent or any Seller, subsequent to the Closing Date, engaged in or authorized any unlawful collection practices in connection with the Loan Assets. Each party agrees to notify the other within ten (10) days of receiving notice or knowledge of any such claim, demand, or assertion.

13.3 Servicing. Purchaser shall service the Loan, and Sellers shall not have any obligation or responsibility for servicing the Loan.

13.4 Compliance with Terms. Purchaser agrees to abide by and be bound by all of the terms and conditions of the Loan Agreement, any Notes and other agreements related to the Loan Assets to be purchased hereunder except as otherwise may be agreed to in writing between Purchaser and Borrower.

14. Reserved.

15. Resignation and Appointment of Successor Agent.

15.1 Agent (the “Resigning Agent”) hereby resigns as Agent pursuant to Section 9.9 of the Credit Agreement and Borrower and Lenders hereby appoint Zevra Therapeutics, Inc. as the successor agent (in such capacity, the “Successor Agent”), such resignation and appointment to be effective on the Closing Date (notwithstanding the 30 days’ prior written notice requirement set forth in such Section 9.9).

15.2 On and as of the Closing Date, (i) the resignation of Resigning Agent shall become effective, (ii) Lenders appoint Successor Agent to act as Agent under the Loan Documents, (iii) Borrower consents to such appointment of Successor Agent as Agent and (iv) Successor Agent accepts such appointment.

15.3 Resigning Agent, Successor Agent, Borrower and Lenders hereby acknowledge and agree that, effective immediately upon the Closing Date, (i) Resigning Agent is discharged from its duties and obligations under the Loan Documents and (ii) Successor Agent succeeds to, and becomes vested with, all the rights, powers, privileges and duties of Resigning Agent under the Loan Documents. At the request of Borrower or Successor Agent from time to time, Resigning Agent shall take such actions, at Borrower’s expense (including reasonable and documented fees and expenses of external counsel to the Resigning Agent), as may be reasonably requested by Borrower or Successor Agent to assign to Successor Agent its rights under the Loan Documents as contemplated by this Agreement. Borrower hereby agrees that they shall take such actions as may be necessary to reflect in the Loan Documents the replacement of Resigning Agent with Successor Agent

Loan Purchase Agreement

15.4 Resigning Agent, without recourse, representation or warranty (except for the representations expressly set forth herein), hereby assigns all liens and security interests under the Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents to Successor Agent. Notwithstanding anything herein to the contrary, all of such liens and security interests shall in all respects be continuing and remain in effect without interruption and are hereby reaffirmed by Borrower. Without limiting the generality of the foregoing and notwithstanding anything herein to the contrary, (i) any reference to Resigning Agent, as Agent on any publicly filed document, to the extent such filing relates to the liens assigned hereby and until such filing is modified to reflect the interests of Successor Agent, as Agent, shall with respect to such liens constitute a reference to Resigning Agent, as collateral representative of Successor Agent, as Agent, and (ii) until such time as all Collateral held by Resigning Agent has been assigned or otherwise transferred to Successor Agent and any and all consents and acknowledgments which may be required in connection with the transfer contemplated by this Agreement have been received, any reference to Resigning Agent, as Agent, shall, with respect to Liens assigned hereby, constitute a reference to Resigning Agent, as collateral representative of Successor Agent, as Agent, or with respect to Collateral in Resigning Agent’s possession or control, shall be the collateral representative and bailee for purposes of perfecting Successor Agent’s Lien in such Collateral. Borrower agrees that Successor Agent is authorized to file initial financing statements and amendments to financing statements, and any and all required filings with the United States Patent and Trademark Office, or any similar governmental agency or filing system, covering the Collateral.

16. [OMITTED].

17. Notices. All notices required or provided for hereunder shall be deemed to have been validly given upon receipt by the party to whom such notice is to be given, addressed as follows:

To Purchaser:

Zevra Therapeutics, Inc.

1180 Celebration Blvd., Suite 103

Celebration, FL 34747

Attn: Chief Financial Officer

Email: lclifton@zevra.com

with a copy (which shall not constitute notice) to: contracts@zevra.com with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Nathan Ajiashvili

E-mail: Nathan.ajiashvili@lw.com

Loan Purchase Agreement

To Agent:

Nantahala Capital Management, LLC

130 Main Street

Second Floor

New Canaan, CT 06840

Attn: Daniel Mack

Email: dan@nantahalapartners.com

In the case of each Seller, to the addresses and contact information contained in its signature block hereto.

18. Miscellaneous.

18.1 Authority. Each of the parties hereto, severally and not jointly, hereby represents and warrants that (a) it has full power, authority and legal right to execute, deliver and perform this Agreement, (b) it has taken all necessary action to duly and validly authorize the execution, delivery and performance of this Agreement and the transaction contemplated therein and (c) it has duly and properly executed and delivered this Agreement.

18.2 Entire Agreement; Amendments. This Agreement, including all Exhibits, Schedules, lists and other documents referred to herein which form a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein. All prior or contemporaneous oral or written agreements pertaining to the subject matter hereof are superseded. This Agreement may be amended only by a written instrument executed by the parties or their respective successors or assigns. Any condition to a party’s obligation hereunder may be waived by such party in writing.

18.3 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by, the successors and assigns of the parties hereto.

18.4 No Third-Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the parties hereto, and none of the provisions of this Agreement shall be deemed to be for the benefit of any other party or entity.

18.5 Advice of Counsel. Each of the parties has been involved in the review, negotiation, and execution of this Agreement and each has had the opportunity to receive independent legal advice from attorneys of its choice with respect to the advisability of making and executing of this Agreement. In the event of any dispute or controversy regarding authorship of this Agreement, the parties shall be conclusively deemed to be the joint authors hereof, and no part of this Agreement shall be interpreted against a party due to authorship.

18.6 Headings. The Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement or give full notice of the provisions hereof.

Loan Purchase Agreement

18.7 Confidentiality. The parties hereto agree this Agreement and the terms described herein are and shall remain confidential and agree that this Agreement and such terms shall not be disclosed by them unless authorized by the other party in writing (with the exception of regulatory entities having jurisdiction over them, or to their agents and representatives to the extent reasonably necessary for legitimate business purposes, or in any dispute between them relative to this Agreement, or to enforce their rights hereunder or against Borrower or any party to the Loan Assets). To the extent that a party is requested by a governmental authority, regulatory or administrative authority, or self-regulatory organization having or claiming to have authority to regulate or oversee such party, to disclose this Agreement or its terms, or to the extent that a party is served with a subpoena or an order of a court requiring disclosure of this Agreement or its terms, such party may disclose this Agreement or its terms, provided that prior to disclosing same, said party shall promptly, to the extent permitted by law, and unless prohibited by law, notify the other of such request or service.

18.8 Further Assurances. Each Seller shall execute and deliver such documents and instruments and take such further actions as Purchaser may reasonably request in order to consummate the transaction contemplated by this Agreement. In the event that Purchaser wishes a Seller to execute assignments or other documents in addition to those described herein after the Closing Date, Purchaser shall furnish such Seller with copies of the proposed additional assignments or documents for review, approval or amendment. Each Seller shall execute such documents, as it elects in the exercise of its reasonable discretion, as are reasonably necessary to more fully vest the Loan Assets in Purchaser. All such additional assignments and other documentation shall be without recourse, representation or warranty, express or implied.

18.9 Governing Law. This Agreement has been negotiated in and shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the principles thereof relating to conflict of laws.

18.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

18.11 Time of the Essence. The parties hereto acknowledge that time is of the essence in the performance of all obligations under this Agreement.

18.12 Survival. All representations and warranties and covenants of Seller and Purchaser contained herein shall survive Closing of the transaction provided for herein, subject to Section 9 hereof.

18.13 WAIVER OF JURY TRIAL. THE PARTIES HERETO, ON BEHALF OF THEMSELVES AND THEIR HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS, AS APPLICABLE, AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY OR AGAINST ANY PARTY HERETO OR ANY HEIR, EXECUTOR, ADMINISTRATOR, SUCCESSOR OR ASSIGN OF ANY PARTY HERETO, AS APPLICABLE, ARISING OUT OF OR IN ANY WAY RELATING TO THIS

Loan Purchase Agreement

AGREEMENT, OR ANY FACTS OR CIRCUMSTANCES IN WHICH THIS AGREEMENT IS INVOLVED IN ANY WAY, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES REPRESENTS AND WARRANTS THAT THIS WAIVER OF THE RIGHT TO A JURY TRIAL HAS BEEN MADE AFTER CONSULTATION WITH LEGAL COUNSEL.

[SIGNATURES ON NEXT PAGE]

Loan Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Loan Purchase Agreement as of the date first written above.

PURCHASER:	ZEVRA THERAPEUTICS, INC.

	By:	/s/ R. LaDuane Clifton
		Name:	R. LaDuane Clifton, MBA, CPA
		Title:	Chief Financial Officer, Secretary and Treasurer

[Signature Page to Loan Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Loan Purchase Agreement as of the date first written above.

SELLERS:

NANTAHALA CAPITAL MANAGEMENT, LLC

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Massachusetts

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

By:	Nantahala Capital Management, LLC, its general partner

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Massachusetts

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

[Signature Page to Loan Purchase Agreement]

NANTAHALA CAPITAL PARTNERS II
LIMITED PARTNERSHIP

By:	Nantahala Capital Management, LLC, its general partner

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

NCP RFM L.P.

By:	Nantahala Capital Management, LLC, its investment manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

[Signature Page to Loan Purchase Agreement]

BLACKWELL PARTNERS LLC – SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC,
its investment manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
280 South Mangum Street, Suite 210
Durham, NC 27701

PINEHURST PARTNERS, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC,
its Sub-Advisor

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
c/o Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

[Signature Page to Loan Purchase Agreement]

CEOF HOLDINGS, L.P.

By:	Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

State: Delaware

Address: 590 Madison Avenue, 31st Floor, New York NY 10022 Attention: Daniel Friedman, General Counsel

CORBIN PRIVATE CREDIT MANAGER FUND II, L.P.

By:	Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

Country: Cayman Islands

Address: 590 Madison Avenue, 31st Floor, New York NY 10022 Attention: Daniel Friedman, General Counsel

[Signature Page to Loan Purchase Agreement]

CORBIN TLP FUND I, L.P.

By:	Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

State: Delaware

Address: 590 Madison Avenue, 31st Floor, New York NY 10022 Attention: Daniel Friedman, General Counsel

[Signature Page to Loan Purchase Agreement]

Acknowledged and Agreed to:

BORROWER:	ACER THERAPEUTICS INC.

	By:	/s/ Chris Schelling
	Name:	Chris Schelling
	Title:	CEO/Founder

Acer legal review: _____ CFO: _____

[Signature Page to Loan Purchase Agreement]

EXHIBIT A

Loan Documents

1.

Credit Agreement among Acer Therapeutics Inc., as Borrower, SWK FUNDING LLC, as Agent, Sole Lead Arranger and Sole Bookrunner, and the financial institutions party [t]hereto from time to time as Lenders, Dated as of March 4, 2022 (as amended from time to time, up to and including the Third Amendment thereto, dated May 12, 2023).

2.

Guarantee and Collateral Agreement dated as of March 4, 2022 among ACER THERAPEUTICS INC. and each other Person that becomes a party [t]hereto as a grantor, each as a Grantor, and SWK FUNDING LLC, as Agent

3.	Intellectual Property Security Agreement, dated as of March 4, 2022, made by ACER THERAPEUTICS INC. in favor of SWK FUNDING LLC, for the Lenders party to the Credit Agreement

4.	Side letter agreement dated March 8, 2023, RE: Update of Intellectual Property Schedules, between Acer Therapeutics Inc. and SWK FUNDING LLC

5.	Legal Opinion Letter Regarding Credit Agreement, dated March 4, 2022, by Pillsbury Winthrop Shaw Pittman LLP

6.	SECERTARY’S CERTIFICATE, ACER THERAPEUTICS INC., dated March 4, 2022

7.	USPTO Notice of Recordation of Assignment Document #507173126 dated March 14, 2022

8.	USPTO Notice of Recordation of Assignment Document #900680917 dated March 30, 2022

9.	UCC Financing Statement filing no. 2022-1933407, filed March 7, 2022 with Delaware Department of State, U.C.C. Filing Section

10.	Blocked Account Control Agreement dated April 1, 2022 by and among Acer Therapeutics Inc., SWK Funding LLC, and JPMorgan Chase Bank, N.A., re account number 372276052

11.

March 4, 2022 letter agreement, “Re: That certain Secured Convertible Note to be executed by Acer Therapeutics Inc. (‘Borrower’), in favor of MAM Aardvark, LLC (‘Marathon Agent’), and (ii) that certain Secured Convertible Note to be executed by Borrower in favor of Marathon Healthcare Finance Fund, L.P., as each will be issued pursuant to that certain Secured Convertible Note Purchase Agreement dated as of March 4, 2022 (individually and collectively, the ‘Promissory Note’),” by and between SWK FUNDING LLC and MAM AARDVARK, LLC (the “Subordination Agreement”)

12.	UCC Financing Statement filing no. 2022-1933415, filed March 7, 2022 with Delaware Department of State, U.C.C. Filing Section

13.	FIRST AMENDMENT TO SUBORDINATION AGREEMENT, dated as of January 30, 2023

14.	SECRETARY’S CERTIFICATE, ACER THERAPEUTICS INC., dated January 30, 2023

EXHIBIT B

ASSIGNMENT AND ACCEPTANCE AGREEMENT

THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Agreement”) is made as of August___, 2023 (the “Effective Date”) by and between ZEVRA THERAPEUTICS, INC., a Delaware corporation (the “Assignee”); and NANTAHALA CAPITAL MANAGEMENT, LLC a Massachusetts limited liability company (“NCM”), NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP, a Massachusetts limited partnership, NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP, a Delaware limited partnership, NCP RFM LP, a Delaware limited partnership, BLACKWELL PARTNERS LLC – SERIES A, one of the series of a Delaware limited liability company, PINEHURST PARTNERS, L.P., a Delaware limited partnership, CEOF HOLDINGS LP, a Delaware limited partnership, CORBIN PRIVATE CREDIT MANAGER FUND II, L.P., a Cayman Islands exempted limited partnership, and CORBIN TLP FUND I, L.P., a Delaware (collectively, “Assignor”).

RECITALS

WHEREAS, NCM is the authorized agent of Lenders (as defined in the Credit Agreement) under that certain Credit Agreement (the “Credit Agreement”) executed on March 4, 2022, by and between ACER THERAPEUTICS INC. (“Borrower”), NCM and the other Assignors (as Lenders), evidencing a loan made by Lenders to Borrower (the “Loan”);

WHEREAS, Assignor and Assignee entered into a Loan Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof, pursuant to which Assignor agreed to sell, without recourse, and Assignee agreed to purchase, the Loan and documents and instruments executed and delivered in connection therewith, including without limitation, the Credit Agreement, any Notes (as defined in the Credit Agreement) and other Loan Documents identified on Exhibit A annexed hereto. All capitalized terms set forth herein and not defined, have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions of the Purchase Agreement, Assignor hereby, irrevocably sells, conveys, assigns, transfers and delivers to the Assignee, and Assignee hereby irrevocably purchases, takes, accepts and assumes, effective on the Effective Date, all of Assignor’s and Lenders’ right, title and interest in, to, and under, the Loan, the Loan Assets and the Loan Documents, and the Assignee agrees to perform and assume all such duties and obligations, and shall have all such rights and interests, in each case, solely to the extent accruing on and after the Effective Date, with respect to the Loan.

IN WITNESS WHEREOF, the undersigned have caused this Assignment and Acceptance Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

ASSIGNEE:	ZEVRA THERAPEUTICS, INC.

By:
	Name:	R. LaDuane Clifton, MBA, CPA
	Title:	Chief Financial Officer,
Secretary and Treasurer

ASSIGNOR:	NANTAHALA CAPITAL MANAGEMENT, LLC

By:
Name: Daniel Mack
Title: Manager

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

	By:	Nantahala Capital Management, LLC,
its general partner

By:
Name: Daniel Mack
Title: Manager

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

	By:	Nantahala Capital Management, LLC,
its general partner

By:
Name: Daniel Mack
Title: Manager

NCP RFM L.P.

By:	Nantahala Capital Management, LLC, its investment manager

By:
Name: Daniel Mack
Title: Manager

BLACKWELL PARTNERS LLC – SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC, its investment manager

By:
Name: Daniel Mack
Title: Manager

PINEHURST PARTNERS, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC,
its investment manager

By:
Name: Daniel Mack
Title: Manager

CEOF HOLDINGS, L.P.

By:	Corbin Capital Partners, L.P., its investment manager

By:
Name: Daniel Friedman
Title: General Counsel

CORBIN PRIVATE CREDIT MANAGER FUND II, L.P.

By:	Corbin Capital Partners, L.P., its investment manager

By:
Name: Daniel Friedman
Title: General Counsel

CORBIN TLP FUND I, L.P.

By:	Corbin Capital Partners, L.P., its investment manager

By:
Name: Daniel Friedman
Title: General Counsel

EXHIBIT C

Outstanding Obligations

Outstanding Obligations Calculation
Principal+PIK	$13,942,382
MOIC	1.50

Subtotal	$20,913,573
Less Cash Receipts	$(1,423,862)

Total Balance	$19,489,712

EXHIBIT D

[*****]

EXHIBIT E

Seller Note

See attached.

[*****]

EXHIBIT F

Registration Rights Agreement

See attached.